EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, John A. Crum, Chairman and Chief Executive Officer of Midstates Petroleum Company, Inc. (the “ Company” ), and Thomas L. Mitchell, Executive Vice President and Chief Financial Officer of the Company, certify that, to their knowledge:

(1)         the Quarterly Report on Form 10-Q of the Company for the period ending March 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “ Report ”), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)         the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

MIDSTATES PETROLEUM COMPANY, INC.

Dated: June 1, 2012	/s/ John A. Crum
John A. Crum
Chief Executive Officer and President

Dated: June 1, 2012	/s/ Thomas L. Mitchell
Thomas L. Mitchell
Executive Vice President and Chief Financial Officer